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                                                                     Exhibit 5.1

                       [LETTERHEAD OF COOLEY GODWARD LLP]

August 12, 2003

PacifiCare Health Systems, Inc.
5995 Plaza Drive
Cypress, CA 90630

Ladies and Gentlemen:

We have acted as counsel to PacifiCare Health Systems, Inc., a Delaware corporation (the "Company"), in connection with the Registration Statement on Form S-3 (the "Registration Statement") to be filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"). The Company has provided us with a prospectus (the "Prospectus"), which forms part of the Registration Statement. The Prospectus provides that it will be supplemented in the future by one or more prospectus supplements (each, a "Prospectus Supplement"). The Registration Statement, including the Prospectus as supplemented from time to time by one or more Prospectus Supplements, will provide for the registration by the Company of:

      - shares of common stock, par value $0.01 per share, of the Company, including related rights to purchase Series A Junior Participating Preferred Stock (the "Common Stock");

      - shares of preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock");

      - depositary shares (the "Depositary Shares") evidenced by depositary receipts (the "Depositary Receipts") representing fractional shares of Preferred Stock, which may be issued under a deposit agreement, to be dated on or about the date of the first issuance of Depositary Shares thereunder, between the Company and a depositary to be selected by the Company, the form of which will be filed as Exhibit
            4.11 to the Registration Statement;

      - senior debt securities, in one or more series (the "Senior Debt Securities"), which may be issued under the indenture (including any supplements thereto, the "Senior Indenture") dated as of the date hereof, between the Company and U.S. Bank National Association, as trustee (the "Trustee"), which will be filed as Exhibit 4.12 to the Registration Statement;

      - subordinated debt securities, in one or more series (the "Subordinated Debt Securities" and, together with the Senior Debt Securities, the "Debt Securities"), which may be issued under the indenture (including any supplements thereto, the "Subordinated Indenture") dated as of the date hereof, between the Company and the Trustee, which will be filed as Exhibit 4.13 to the Registration Statement;

      - warrants to purchase Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities and/or Subordinated Debt Securities (the "Warrants"), which may be issued under warrant agreements, to be dated on or about the date of the first issuance of the

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            applicable Warrants thereunder, between the Company and a warrant agent to be selected by the Company, the forms of which will be filed as Exhibits 4.16, 4.17, 4.18 and 4.19 to the Registration Statement;

      - stock purchase contracts for the purchase from the Company or sale to the Company of Common Stock, Preferred Stock or Depositary Shares (the "Stock Purchase Contracts"); and

      - stock purchase units consisting of a Stock Purchase Contract and any combination of Senior Debt Securities, Subordinated Debt Securities, Common Stock, other Stock Purchase Contracts and debt obligations of third parties, including U.S. Treasury securities, securing the holders' obligations to purchase Common Stock, Preferred Stock or Depositary Shares under the Stock Purchase Contract (the "Stock Purchase Units").

The Common Stock, the Preferred Stock, the Depositary Shares, the Senior Debt Securities, the Subordinated Debt Securities, the Warrants, the Stock Purchase Contracts and the Stock Purchase Units are collectively referred to herein as the "Securities." The Securities are being registered for offering and sale from time to time pursuant to Rule 415 under the Securities Act. The aggregate public offering price of the Securities being registered will be $600,000,000.

In connection with this opinion, we have examined and relied upon the originals, or copies certified to our satisfaction, of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. As to certain factual matters, we have relied upon certificates of the officers of the Company and have not sought to independently verify such matters.

In rendering this opinion, we have assumed the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents where authorization, execution and delivery are prerequisites to the effectiveness of such documents (other than the due authorization, execution and delivery by the Company of the Senior Indenture and the Subordinated Indenture). With respect to our opinion as to the Offered Common Stock (as defined below), we have assumed that, at the time of issuance and sale, a sufficient number of shares of Common Stock is authorized and reserved or available for issuance and that the consideration for the issuance and sale of the Offered Common Stock is cash in an amount that is not less than the par value of the Common Stock. With respect to our opinion as to the Offered Preferred Stock (as defined below), we have assumed that, at the time of issuance and sale, a sufficient number of shares of Preferred Stock is authorized, designated and reserved or available for issuance and that the consideration for the issuance and sale of the Offered Preferred Stock is cash in an amount that is not less than the par value of the Preferred Stock. With respect to our opinion as to the Offered Depositary Shares (as defined below), we have assumed that, at the time of issuance and sale, a sufficient number of shares of Preferred Stock to be represented by the Offered Depositary Shares is authorized, designated and reserved or available for issuance and that the consideration for the issuance and sale of such Offered Depositary Shares is cash in an amount that is not less than the par value of the Preferred Stock represented by the Offered Depositary Shares. We have also assumed that
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(i) with respect to Securities being issued upon conversion of any convertible
Offered Preferred Stock or convertible Offered Depositary Shares, the applicable convertible Offered Preferred Stock or convertible Offered Depositary Shares will be duly authorized, validly issued, fully paid and nonassessable; and (ii) with respect to any Securities being issued upon conversion of any convertible Offered Debt Securities (as defined below), or upon exercise of any Offered Warrants (as defined below), or upon settlement of any Offered Contract Securities (as defined below) or Offered Unit Securities (as defined below), the applicable convertible Offered Debt Securities, Offered Warrants, Offered Contract Securities or Offered Unit Securities will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

Our opinion herein is expressed solely with respect to the federal laws of the United States, the Delaware General Corporation Law and, as to the Offered Debt Securities constituting valid and legally binding obligations of the Company, the laws of the State of New York. Our opinion is based on these laws as in effect on the date hereof. We express no opinion as to whether the laws of any jurisdiction are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any federal or state law, rule or regulation relating to securities, or to the sale or issuance thereof.

On the basis of the foregoing and in reliance thereon, and subject to the qualifications herein stated, we are of the opinion that:

      1. With respect to the Common Stock offered under the Registration Statement (the "Offered Common Stock"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered as required by such laws; (ii) the issuance of the Offered Common Stock has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Offered Common Stock does not violate any applicable law or the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") or Bylaws (the "Bylaws") or result in a default under or breach of any agreement or instrument binding upon the Company and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) the certificates for the Offered Common Stock have been duly executed by the Company, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, then the Offered Common Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Preferred Stock or convertible Offered Depositary Shares or convertible Offered Debt Securities in accordance with their terms, or upon exercise of any Offered Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.
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      2. With respect to the Preferred Stock offered under the Registration
Statement (the "Offered Preferred Stock"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered as required by such laws; (ii) the issuance of the Offered Preferred Stock has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Offered Preferred Stock does not violate any applicable law or the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) the certificates for the Offered Preferred Stock have been duly executed by the Company, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, then the Offered Preferred Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Depositary Shares or convertible Offered Debt Securities in accordance with their terms, or upon exercise of any Offered Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.

      3. With respect to any Depositary Shares offered under the Registration Statement (the "Offered Depositary Shares"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered as required by such laws; (ii) the issuance of the Offered Depositary Shares has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Offered Depositary Shares does not violate any applicable law or the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) the Depositary Receipts evidencing the Offered Depositary Shares have been duly executed by the Company, countersigned by the depositary therefor in accordance with the applicable deposit agreement and duly delivered to the purchasers thereof against payment therefor, then the Offered Depositary Shares, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Preferred Stock or convertible Offered Debt Securities in accordance with their terms, or upon exercise of any Offered Warrants in accordance with their terms, or upon settlement of any Offered Contract Securities or Offered Unit Securities in accordance with their terms, will be duly authorized, validly issued, fully paid and nonassessable.

      4. With respect to any series of Debt Securities issued under the Senior Indenture or the Subordinated Indenture, as applicable, and offered under the Registration Statement (the "Offered Debt Securities"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the
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Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered as required by such laws; (ii) the issuance of the Offered Debt Securities has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Offered Debt Securities does not violate any applicable law or the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) the Offered Debt Securities have been duly executed and delivered by the Company and authenticated by the Trustee pursuant to the Senior Indenture or Subordinated Indenture, as applicable, and duly delivered to the purchasers thereof against payment therefor, then the Offered Debt Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exercise of any Offered Warrants in accordance with their terms, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

      5. With respect to the Warrants offered under the Registration Statement (the "Offered Warrants"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered as required by such laws; (ii) the issuance of the Offered Warrants has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Offered Warrants does not violate any applicable law or the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) the Offered Warrants have been duly executed and delivered by the Company and authenticated by the warrant agent therefor pursuant to the applicable warrant agreement and duly delivered to the purchasers thereof against payment therefor, then the Offered Warrants, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Offered Preferred Stock or convertible Offered Depositary Shares or convertible Offered Debt Securities in accordance with their terms, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

      6. With respect to the Stock Purchase Contracts offered under the Registration Statement (the "Offered Contract Securities"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws
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have been delivered as required by such laws; (ii) the issuance of the Offered
Contract Securities has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Offered Contract Securities does not violate any applicable law or the Certificate of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) the Offered Contract Securities have been duly executed and delivered by the Company to the purchasers thereof against payment therefor, then the Offered Contract Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

      7. With respect to the Stock Purchase Units offered under the Registration Statement (the "Offered Unit Securities"), provided that (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered as required by such laws; (ii) the issuance of the Offered Unit Securities has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Offered Unit Securities does not violate any applicable law or the Certificate of Incorporation or Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) the Offered Unit Securities have been duly executed and delivered by the Company to the purchasers thereof against payment therefor, then the Offered Unit Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption "Legal Matters" in the Prospectus which forms part of the Registration Statement. This opinion is expressed as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable law.

Very truly yours,

Cooley Godward LLP

By:  /s/ Barbara L. Borden
     ----------------------
     Barbara L. Borden